UAM FUNDS, INC.

ICM Equity Portfolio
ICM Small Company Portfolio
Institutional Class Shares

Supplement dated March 2, 1998
To the Prospectus dated January 22, 1998

The following information is provided to replace the list of investment professionals of the
Adviser who are primarily responsible for the day-to-day management of the Portfolio and the additional members of the Adviser's team of professionals, as set forth on pages 24 and 25 under the heading "INVESTMENT ADVISER":

     The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios and a description of their business experience during the past five years are as follows:

     Small Company Portfolio -- Robert D. McDorman, Jr.
     Equity Portfolio -- Robert F. Boyd

     Robert D. McDorman, Jr. _ Principal and Chief
Investment Officer. Mr. McDorman
joined ICM in June, 1985. His primary responsibilities are the management of the ICM Small
Company Portfolio and related separate accounts and equity security analysis. Prior to joining
ICM, Mr. McDorman managed the Financial Industrial Income
Fund. Mr. McDorman earned his
B.A. degree at Trinity College and his law degree at the University of Baltimore. He is a Chartered Financial Analyst. Mr. McDorman has managed the
ICM Small Company Portfolio
since its inception.

     Robert F. Boyd _ Principal. Mr. Boyd joined ICM in 1995 as a Senior Security and Quantitative Analyst and Portfolio Manager. Before joining ICM, he was a Managing Director and portfolio manager at Brandywine Asset Management. Prior to that, he was Senior Vice
President and Director of Equity and Quantitative Research at Mercantile-Safe Deposit and Trust
Company. Mr. Boyd earned his B.S. degree from the University of Virginia, and his M.B.A. at Columbia University, after which he joined Smith Barney. He is a Chartered Financial Analyst.
Mr. Boyd began managing the ICM Equity Portfolio in
February, 1998.

     Additional members of the Investment Counselors of Maryland ("ICM") team of professionals are as follows:

     Stephen T. Scott -- Principal and President. Mr. Scott specializes in the management of pension assets, private foundations and endowments. He joined ICM in 1973 after having served as portfolio manager at Chase Manhattan Bank and Mercantile-Safe Deposit and Trust
Company. He is a graduate of Randolph-Macon College and received an M.B.A. from Columbia
University Graduate School of Business.

     Paul L. Borssuck -- Principal. Mr. Borssuck joined ICM in 1985 and heads the firm's
Individual Capital Management Division. Prior to joining
ICM, Mr. Borssuck served as
Chairman of the Investment Policy Committee at Mercantile-
Safe Deposit and Trust Company
where he managed portfolios for high net worth clients.
Prior to that, he headed the institutional funds management section at American Security and Trust
Company in Washington, D.C.
Mr. Borssuck earned his B.S. degree and M.B.A. from Lehigh
University. He is a Chartered
Financial Analyst.

     William V. Heaphy -- Vice President. Mr. Heaphy joined ICM in 1994 as a security analyst in the equity research department. Prior to joining ICM, was an associate in the Baltimore law firm of Ober, Kaler, Grimes and Shriver, and before that, a staff auditor with Price
Waterhouse. Mr. Heaphy earned his law degree from the University of Maryland School of Law and his B.S. degree from Lehigh University. He is a Certified Public Accountant and Chartered
Financial Analyst.

     Craig Lewis -- Principal and Founder. Prior to founding
ICM in 1972, he was Vice
President of Investments at First National Bank of Maryland.
Before that, he served as Vice
President and Director of Research at Robert Garrett & Sons,
Inc., a New York Stock Exchange
member firm. Mr. Lewis is a graduate of Princeton
University.  He is a Chartered Financial
Analyst and past President of the Baltimore Security
Analysts Society.

     Linda W. McCleary -- Principal. Ms. McCleary is responsible for the organization and administration of the Fixed Income Group at ICM and manages fixed income portfolios. She joined ICM in 1978 having worked previously as a Trust
Investment Officer at Equitable Trust
Company. She is a cum laude graduate of Smith College and holds an M.B.A. from Loyola
College.

     Charles W. Neuhauser -- Senior Vice President. Mr. Neuhauser joined ICM in 1991 as a security analyst in the equity research department. Before joining ICM, he served as a security analyst at Bear, Stearns & Company, Inc. in New York and then Legg Mason in Baltimore. He began his career as an analyst with Ruane, Cunniff and Company, managers of the Sequoia
Fund. Mr. Neuhauser is a graduate of Columbia University. He is a Chartered Financial Analyst.

     Daniel O. Shackelford -- Senior Vice President. Mr. Shackelford joined ICM in 1993.
Prior to joining ICM, he was Assistant Director of Investments for the University of North
Carolina. He has specific expertise in the utilization of financial futures and options and came to ICM with thirteen years of experience in international fixed income management. Mr.
Shackelford is portfolio manager for the ICM Fixed Income Fund and related separate accounts.
He received his B.S. degree in Business Administration from the University of North Carolina and an M.B.A. from the Fugua School of Business at Duke University. He is a Chartered
Financial Analyst.